UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 8, 2010

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL	60169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 781-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

Career Education Corporation (the “Company”) is furnishing investor presentation slides containing the information included in Exhibit 99.1 to this Report, that have been prepared for investors in connection with the Company’s presentation at the June 8, 2010, UBS Global Technology and Services Conference at the Crowne Plaza Times Square in New York City and other upcoming investor programs. The Company also intends to make the presentation slides attached hereto and a live webcast of the event available on its website at www.careered.com in the “Investor Relations” section.

Cautionary Statements regarding Presentation

This filing contains historical information as well as estimates and other forward-looking statements (that is, statements that are not historical facts) that are based on assumptions and on anticipation of future events that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The principal risk factors that may cause actual results to differ materially from those expressed in the forward-looking statements are described in various documents the Company files with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K for the year ended December 31, 2009, Quarterly Reports on Form 10-Q for the and Current Reports on Form 8-K.

The Company expressly disclaims any obligation to update the presentation material contained in Exhibit 99.1 of this Report and cautions that the information is only accurate on the date of filing. The inclusion of any data or statements in this presentation does not signify that the information is considered material.

Certain slides in Exhibit 99.1 may be deemed to contain a non-GAAP financial measure. As a general matter, the Company uses any non-GAAP measures in addition to and in conjunction with results presented in accordance with GAAP. Among other things, the Company may use non-GAAP financial measures to help analyze the performance of its core business, in connection with the preparation of annual budgets, and in measuring performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company’s historical results and in providing estimates of future performance and that failure to report these non-GAAP measures could result in confusion among analysts and others and a misplaced perception that the Company’s results have underperformed or exceeded expectations.

These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with the Company’s GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company’s results of operations and the factors and trends affecting the Company’s business. However, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

The Company is furnishing the slides pursuant to the Securities and Exchange Commission’s Regulation FD. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as previously set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibit

Exhibit Number	Description of Exhibit

99.1	Investor presentation slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION /S/ MICHAEL J. GRAHAM
Michael J. Graham
Executive Vice President and
Chief Financial Officer

Dated: June 8, 2010